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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2005

Medical Device Manufacturing, Inc.
(Exact Name of Registrant as Specified in Charter)

Colorado	333-118675	91-2054669
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West 7th Avenue, Suite 200, Collegeville, PA 19426-0992
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 489-0300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On March 1, 2005, Medical Device Manufacturing, Inc. announced its financial results for its fourth fiscal quarter and fiscal year ended December 31, 2004. A copy of the earnings release is furnished to the United States Securities and Exchange Commission with this current report on Form 8-K as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial statements of businesses acquired.

        Not applicable.

(b)
Pro forma financial information.

        Not applicable

(c)
Exhibits.

Exhibit No.	Exhibit Description
99.1	Earnings release dated March 1, 2005 furnished pursuant to Item 2.02

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL DEVICE MANUFACTURING, INC.
Date: March 1, 2005	By:	/s/ STEWART A. FISHER
	Name:	Stewart A. Fisher
	Title:	Chief Financial Officer, Executive Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Earnings release dated March 1, 2005 furnished pursuant to Item 2.02

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  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX